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                                                             EXHIBIT 10.3

                   FIRST AMENDMENT TO POWER PURCHASE AGREEMENT
               WOODLAND BIOMASS POWER, LTD. (PG&E Log No. 06PO22)


             THIS FIRST AMENDMENT TO POWER PURCHASE AGREEMENT ("Agreement"), dated November 6th, 1997 is by and between WOODLAND BIOMASS POWER, LTD. ("Seller") a California limited partnership, and PACIFIC GAS AND ELECTRIC COMPANY ("PG&E"), a California corporation. PG&E and Seller are sometimes referred to herein individually as "Party" and collectively as the "Parties."

                                    RECITALS
                                    --------


            A. There is a Long-Term Energy and Capacity Power Purchase
               Agreement between Seller and PG&E signed by PG&E on January 24, 1985, and by Seller on November 16, 1984, (the "PPA"), for the 25,000 kw generator nameplate biomass-fueled facility (PG&E Log No. 06PO22) located in the City of Woodland, California (the "Facility"); and,
                                                     ------------

            B. The intent of the Parties is for all terms and
               conditions of the PPA to remain in full force and effect except where expressly amended. Unless otherwise defined herein, all capitalized and underlined terms shall have the same meaning as defined in the PPA.

            C. Seller believes that sufficient fuel is available for
               delivery to the Facility to operate the Facility at
                               --------                --------
               25,000 kw under the PPA throughout the remainder of the Fixed Price Period.
               ----------- ------

            D. The Parties wish to restructure the PPA as set forth
               herein in ways which each Party believes will be to its benefit.

            E. The Parties have had a variety of disputes under the PPA, including PG&E's administration of Curtailment Option B as set forth in Appendix C of the PPA.

            F. To accomplish these restructuring changes and resolve the
               Curtailment Option B dispute, the Parties have agreed to the terms and conditions set forth below.

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                                    AGREEMENT

            THEREFORE, in consideration of the mutual covenants in this Agreement, the Parties agree as follows:

                                    SECTION I

        1.   DEFINITIONS

             Whenever used in this Agreement, the following terms shall have the following meanings:

             1.01 Curtailment Option B Adder: The adder to energy
        payments for the Facility as provided in the first paragraph of
                         --------
        Appendix B at page B-1 of the PPA.

             1.02 Fixed Price Period: This term shall have the same
                  -------------------
        meaning in this Agreement as it has in the PPA for the Facility
                                                               --------
        which is the subject of this Agreement.

             1.03 kw: Kilowatts.

             1.04 kwh: Kilowatt-hours.

             1.05 California Power Exchange.: The California Power Exchange Corporation ("CA PX"), a California not-for-profit public benefit corporation, which has been established in order to conduct competitive auctions for electric power in the State of California as described in Section 355 of the California Public Utilities Code.

             1.06 PPA Curtailment Provisions: Article 7 and Appendix C of the PPA. Section A-7 of Appendix A of the PPA is not included in this definition.

             1.07 Monthly Curtailment Period: A continuous period of one calendar month commencing at 00:00 hours on first day and ending at 23:59 hours on last day of the calendar month (any one month from January through May, or September through December during the Fixed Price Period) during which, at PG&E's sole option,
            -------------------
        Seller shall physically curtail all deliveries of power from the Facility to PG&E to zero.
        --------

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                                    SECTION 2

        2.   BLOCK CURTAILMENT DURING THE FIXED PRICE PERIOD

             2.01 For the period beginning on January 1, 1998 through the end of the Fixed Price Period applicable to the Facility, the PPA
                   ----------- ------                   --------
        Curtailment Option B Provisions shall be superseded in their entirety by curtailment in accordance with this Section 2 which defines "Block Curtailment." After the expiration of the Fixed
                                                                 -----
        Price Period in the PPA, this Section 2, and the resulting
        ------------
        amendments to the PPA contained herein, shall have no force or effect with the sole exception of Section 2.10 which shall continue in effect.

             2.02 Effective January 1, 1998 PG&E may, at its discretion, curtail the Facility for up to *** hours per calendar year
                    --------
        through the remaining period in the Fixed Price Period in the
                                            ------------------
        PPA.

             2.03 In the final calendar year of the Fixed Price Period, the total annual amount of Block Curtailment provided by the Facility will be prorated based on the percentage of the calendar
        --------
        year which is in the Fixed Price Period.
                             ------------------

             2.04 If, as a result of a decision by the court in the Judicial Council Coordination Proceeding No. 3241 or by a court or by the California Public Utilities Commission in any action relating to the end of Fixed Price Period, the Facility's Fixed
                               ------------------      ----------------
        Price Period is determined to end on a date that is later than
        ------------
        PG&E's current interpretation of the Fixed Price Period end date,
                                             ------------------
        Seller will be required to provide additional Block Curtailment from the Facility to PG&E on a prorated basis as provided in
                 --------
        Section 2.03 above.

             2.05 PG&E shall schedule the Block Curtailments from the Facility in blocks of a minimum of *** consecutive off-peak and
        --------
        super off-peak hours of curtailment, except for *** block of curtailment per calendar year which may be less than *** hours. PG&E shall provide Seller written notice by telecopy (followed by telephone verification of the telecopy notice) at least 12 hours prior to each Block Curtailment period. Such notice shall be provided to Seller's plant manager or representative [fax number
        (916) 661-3124; telephone number (916) 661- 4192] in accordance with PG&E's notice provision described above.

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             2.06 During Block Curtailment, Seller may reduce its energy deliveries to PG&E from the Facility to zero.  If the Facility
                                    --------                  --------
        delivers power during the Block Curtailment hours, PG&E shall pay for up to *** kwh per half-hour in energy deliveries at a price equal to ***% of the CA PX day-ahead energy price or, in the absence of a CA PX day-ahead energy price, at ***% of PG&E's short-run avoided cost (SRAC) energy prices for the corresponding hours. PG&E will not pay Seller for deliveries from the Facility
                                                                 --------
        which exceed *** kwh per half-hour during the Block Curtailment period. It is the intent of this Section for the Facility to
                                                          --------
        minimize its energy deliveries to PG&E during Block Curtailment subject to the Facility's physical and regulatory constraints
                       ----------
        effecting safe and prudent operation of the Facility.
                                                    --------

             2.07 PG&E will have the right to cancel Block Curtailment after it has begun. However, should a Block Curtailment be so canceled, PG&E will pay a price equal to ***% of the CA PX day-ahead energy price or, in the absence of a CA PX day-ahead energy price, at ***% of PG&E's short-run avoided cost (SRAC) energy prices for the corresponding hours for energy deliveries for the period from the commencement to the cancellation of that particular Block Curtailment. No additional payment of any kind will be due from PG&E for such deliveries. After any Block Curtailment is canceled, (i) the Facility will be required to
                                         --------
        start deliveries on a best efforts basis (ii) payment for any energy deliveries from the time cancellation of each individual Block Curtailment period becomes effective will be made in accordance with the PPA provisions, and (iii) any hours remaining in a period of scheduled Block Curtailment canceled by PG&E will be credited by PG&E against the remaining hourly calendar year limit of Block Curtailment under this Agreement. PG&E may, at its option, provide a schedule for Block Curtailment by December 31 or earlier of the preceding year for curtailment to occur in the following year. However, PG&E may revise that schedule as long as it provides the Seller with a minimum of 12 hours advance notice of that change. Seller may elect to perform maintenance during a Block Curtailment. Any scheduled maintenance performed during Block Curtailment shall reduce the allowance of annual scheduled maintenance hours available to Seller.

             2.08 The Block Curtailment provisions of this Agreement are not intended to affect Seller's capacity payments, since those payments are based on deliveries during on-peak and partial peak hours.

             2.09 For the period October 1, 1997 through December 31, 1997, each of PG&E and Seller shall retain its existing rights under the PPA Curtailment Provisions.


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             2.10 Effective January 1, 1998, all provisions of the PPA
        pertaining to Curtailment Option B, including those provisions contained in Article 7 and Appendix C of the PPA, shall be deemed to have been rescinded in their entirety and shall no longer have any force or effect for any purpose whatsoever, except as provided below. PG&E agrees to continue to adjust the forecasted off-peak and super off-peak hours' energy prices listed in Table B-1, Appendix B of the PPA upward by ***% for Period A and ***% for Period B ('the 'Curtailment Option B Adder') on and after January 1, 1998, through the end of Fixed Price Period except during Block Curtailment hours and the Monthly Curtailment periods covered under Section 3 of this Agreement. The Curtailment Option B Adder will apply to all off-peak and super off-peak energy deliveries prior to the successful completion of the 48-Hour Test covered under Section 3.09 of this Agreement. The provisions of Appendix A, Section A-7 of the PPA shall continue to apply for the term of the PPA.


                                    SECTION 3

        3.  PAYMENT FOR MONTHLY CURTAILMENT DURING THE FIXED PRICE
             PERIOD

            3.01 For the period beginning January 1, 1998 through the end of the Fixed Price Period, the following terms set forth in
                   ----------- ------
        this Section 3 shall apply.  After the end of the Fixed Price
                                                          ----- -----
        Period, this Section 3 will have no further force or effect and
        ------
        the PPA provisions shall apply unmodified by this Section 3.

             3.02 Seller shall physically curtail all deliveries of power from the Facility for *** calendar months each year during the
                 --------
        years 1998 and 1999 ("Monthly Curtailment"), except as described in Section 3.07 and Section 3.09 below. Monthly Curtailment may occur only in those calendar months which are at least 2 calendar months apart. For calendar year 1998, PG&E has the right to schedule (i) *** months of Monthly Curtailment during any months from January through May, or (ii) ******** of Monthly Curtailment during January through May and ********* of Monthly Curtailment during any month from September through December. For the calendar year 1998, PG&E may not schedule *** months of Monthly Curtailment during the month of September through December. For calendar year 1999 *** months of Monthly Curtailment will occur during the months of January through May.


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             3.03 If, as a result of a decision in the Judicial Council
        Coordination Proceeding No. 3241 or by a court or by the California Public Utilities Commission in any action relating to the end of Fixed Price Period, the Facility's Fixed Price Period
                                           ----------------------
        is determined to end on a date that is later than PG&E's current interpretation of the Fixed Price Period end date, Seller will be
                              ------------------
        required to provide additional Monthly Curtailment. This additional Monthly Curtailment and the resulting reduction in annual scheduled maintenance hours in accordance with Sections
        3.02 and 3.08 will be prorated based on the ratio of the number of Fixed Price Period hours remaining in that year to the total number of hours in the calendar year. Any additional Monthly Curtailment that Seller must provide under this Section 3.03 will be scheduled and provided before the end of the Fixed Price
                                                        -----------
        Period.  Regardless of the end of the Fixed Price Period, for
        ------
        calendar year 1999 Seller will be deemed to have satisfied its Monthly Curtailment obligations by providing *** months of Monthly Curtailment by the end of May 1999.

             3.04 PG&E will provide Seller with at least 30 days advance written notice for the first Monthly Curtailment period in January through May 1998. PG&E will provide Seller with a schedule no later than December 31, 1997 should the second Monthly Curtailment period occur in the January through May 1998 period. For the September through December 1998 Monthly Curtailment period, if any, PG&E will provide a schedule by June 30, 1998.

             For the January through May 1999 Monthly Curtailment period, PG&E will provide Seller with a schedule no later than October 31, 1998. If PG&E fails to provide a 1999 Monthly Curtailment schedule by October 31, 1998, Seller may propose to PG&E the *** months from the designated curtailment months during which Seller plans to provide Monthly Curtailment. However, PG&E reserves the right to make changes to Seller's proposed schedule.

             3.05 PG&E may revise a Monthly Curtailment schedule provided that Seller is notified of such revision by telecopy at least ninety (90) days prior to the originally scheduled Monthly Curtailment.

             3.06 In consideration of the mutual benefits of Monthly Curtailment, PG&E will pay Seller a Monthly Curtailment Energy Payment, for each Monthly Curtailment period in the years 1998 and 1999 as set forth in the Table below. The Monthly Curtailment Energy Payment for the first month of curtailment for the Facility shall be the amount specified for the corresponding month in the Table below for the "First Month of Monthly Curtailment." The Monthly Curtailment Energy Payment for the second month of curtailment for the Facility shall be the amount specified for the corresponding month in the Table below for the
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        "Second Month of Monthly Curtailment." The amount shall be paid by PG&E to Seller at the time required by the PPA, and is subject to the provisions of Section 3.09 below. Should Seller be required to provide additional Monthly Curtailment during its Fixed Price Period as described under Section 3.03 above, PG&E shall pay Seller an amount equal to the ratio described in
        Section 3.03 above, multiplied by the amount specified in the Table below for the "First Month of Monthly Curtailment" for the month in which Seller provides such additional curtailment.

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        *****************************************************

             3.07 Seller may begin energy deliveries 48 hours before the end of each Monthly Curtailment period applicable to the Facility. PG&E shall not pay Seller for energy and/or capacity deliveries during this 48-hour period. Since this Agreement requires Seller to shut down the Facility after it has qualified to commence Monthly Curtailment pursuant to Section 3.09 below, if Seller continues to deliver power to PG&E after the Facility has commenced Monthly Curtailment, Seller shall not receive any payment for any such deliveries which take place after the commencement of Monthly Curtailment.

             3.08 During the designated Monthly Curtailment periods, Seller is allowed to perform maintenance. The Facility's annual allowance (based on a scheduled maintenance year) of *** hours of scheduled maintenance as found in Section E-3 of Appendix E of the PPA will be reduced by *** hours for the first Monthly Curtailment that occurs in any one month from January to May. A second Monthly Curtailment that occurs in any month from January to May will not further reduce the Facility's remaining allowance of annual scheduled maintenance hours. However, for any second Monthly Curtailment period that occurs in any month from September through December, Facility's remaining allowance of scheduled maintenance hours will be further reduced by *** hours. Any scheduled maintenance performed in non-Monthly Curtailment months shall be treated in accordance with the PPA provisions. After the end of the Fixed Price Period and through the remaining term of the PPA, Seller will be charged for the actual number of hours used for performing scheduled maintenance under the unamended PPA terms.

             3.09 (a) It is the express purpose of this Agreement that Seller shall be compensated only for curtailment it would not otherwise have provided without the payments provided for in this
        Section 3. The tests below in Section 3.09 (b) provide an objective and exclusive criteria for determining whether this purpose has been fulfilled,

                  (b)  Seller shall be paid 100% of the Monthly
        Curtailment Energy Payment set forth in Section 3.06 above for the Monthly Curtailment periods of each year, if the Facility can successfully satisfy item 1) and item 2) below (the "Performance Requirement"):

        1) The Facility delivers power to PG&E at or above an average of 22,000 kwh per hour for a continuous 48 hour period, as measured using PG&E's conventional 30-minute metering process ("48-Hour Test"), immediately preceding (i) the Monthly Curtailment period, or (ii) Block Curtailment that immediately precedes a Monthly Curtailment, and
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        2)   The Facility is not fully forced out of operation, except
        when caused by PG&E during the period between successful completion of item 1) above and prior to discontinuance of energy deliveries during the Facility's preparations to begin the Monthly Curtailment shutdown.

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             The 48-Hour Test will not be required if within 72 hours
        prior to the start of a Monthly Curtailment (i) a Block Curtailment occurs, provided the Facility had delivered at or above an average of 22,000 kwh per hour for a continuous 48 hour period preceding the start of that Block Curtailment; or (ii) any PG&E caused or invoked interruption of deliveries occurs pursuant to Appendix A, Section A-7 of the PPA or, (iii) any interruption of deliveries occurs pursuant to Appendix A, Section A-8 of the PPA.

                  (c) Seller shall provide written notice by telecopy (followed by telephone verification of the telecopy notice) to PG&E at such time that Seller determines the Facility has met the Performance Requirement set out in Section 3.09(b) 1) & 2) above. Such notice will include Seller's metering data which supports the successful completion of item 1) of Section 3.09(b), as well as Seller's confirmation of successfully meeting the requirement of item 2) of Section 3.09(b), the date and time the Facility has met the Performance Requirement and the date and time Monthly Curtailment has commenced or will commence. Such notice shall be provided by telecopy and confirmed by telephone to PG&E's Manager, Utility Electric Supply or its successor organization per notice provided by PG&E [fax number (415) 973-9176; telephone number (415) 973-2875] and to the PG&E Administrator of the Woodland PPA or its successor [current fax number (415) 973-2151; current telephone number (415) 973-3791]. PG&E shall notify Seller by telecopy (confirmed by telephone) within two business days of receipt of notice from Seller, if it does not concur with Seller that the Facility has met the Performance Requirement. Notices to Seller under this Section 3.09 shall be provided by telecopy to the Facility's plant manager or representative and confirmed by telephone [fax number (916) 661-3124; telephone number (916) 661-4192]. Failure by PG&E to respond within two business days of receipt of notice from Seller shall be deemed to be notification by PG&E that PG&E concurs with Seller that the Facility has satisfied the 48-Hour Test.

                  (d) If the Facility does not meet the Performance Requirement as of the beginning of the Monthly Curtailment period, Monthly Curtailment shall not begin until the Facility subsequently passes the 48-Hour Test, at which time Monthly Curtailment will commence. Seller shall make reasonable efforts to successfully pass the 48-Hour Test. The Facility's allowance of *** and *** hours during the First and Second Monthly Curtailment periods, respectively, will be prorated based on the number of hours of curtailment provided to the total number of hours in the calendar month. Seller shall provide written notice to PG&E by telecopy (confirmed by telephone) at such time that Seller determines the Facility has met the 48-Hour Test and the Monthly Curtailment has commenced. PG&E shall notify Seller by telecopy (confirmed by telephone) within two business days of
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        receipt of notice from Seller if it does not concur with Seller that the Facility has passed the 48-Hour Test. Failure by PG&E to respond within the two business days of receipt of notice from Seller shall be deemed to be notification by PG&E that it concurs with Seller that the Facility has satisfied the 48-Hour Test.

                  (e) If the Facility passes the 48-Hour Test after the designated Monthly Curtailment period has begun, the Monthly Curtailment Energy Payment will be prorated based upon the ratio of (i) the number of hours remaining in the Monthly Curtailment period after the Facility has successfully passed the 48-Hour Test and commenced Monthly Curtailment to (ii) the total number of hours in the Monthly Curtailment period. For all energy deliveries in a Monthly Curtailment period prior to the commencement of Monthly Curtailment, Seller shall receive ***% of the Forecast Energy Prices under Energy Payment Option 1 at Table B-1, Appendix B, of the PPA, including the Curtailment Option B Adder, if applicable, subject to the limitation in the last sentence of this paragraph (e). The total energy payment for such designated curtailment month will be the sum of (i) the payment for energy delivered prior to commencement of the Monthly Curtailment plus (ii) the prorated Monthly Curtailment Energy Payment, provided, however that the total energy payment for such Monthly Curtailment period will be limited to a maximum amount equal to 100% of the Monthly Curtailment Energy Payment for the applicable month as set forth in Section 3.06 above.

                  (f) Because the first and second Monthly Curtailment periods during each year shall always be non-consecutive, Seller is required to satisfy the Performance Requirement individually for each Monthly Curtailment period by successfully passing the 48-Hour Test.

             3.10 Capacity payments for each Monthly Curtailment period shall be calculated using the Facility's *************** average historic energy deliveries in the corresponding month (not including months where Monthly Curtailment was taken at the Facility), provided that the Facility meets the Performance Requirement as set forth in Section 3.09 above.

             The Monthly Curtailment firm capacity payment for the Facility will be calculated in accordance with Section E-5 of Appendix E of the PPA. For purposes of the calculation, the Monthly Capacity Factor ("MCF") will be deemed to be equal to the ************************ historic average Performance Factor in the corresponding month (not including months where Monthly Curtailment was taken at the Facility). If the Facility has not met the Performance Requirement as of the beginning of a Monthly Curtailment period, the Monthly Curtailment firm capacity payment for the month will be calculated in accordance with Section E-5 of Appendix E of the PPA, substituting the following factors for P and MCF:

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        P = A+Y   < = (1.0)
            ---
        CX(B-S)X(.8)

        A= Total kilowatt-hours delivered during all on-peak and partial-peak hours in the Monthly Curtailment period prior to successfully passing the 48-Hour Test and commencement of Monthly Curtailment excluding any energy associated with generation levels greater than firm capacity

        Y= ******* historic average Performance Factor for the corresponding applicable month (not including Monthly Curtailment months) multiplied by C (firm capacity in kilowatts) multiplied by the sum of on-peak hours and partial peak hours in the Monthly Curtailment period remaining after successfully passing the 48-Hour Test and commencing Monthly Curtailment.

        C = Firm capacity in kilowatts

        B = Total on-peak and partial peak hours during the month

        S = Total on-peak and partial peak hours during the month the Facility is out of service on scheduled maintenance or due to a PG&E forced outage prior to successfully passing the 48-Hour Test.

             For purposes of the Monthly Curtailment firm capacity payment, MCF will be deemed to be equal to the Performance Factor
        (P) as calculated above. For purposes of determining the Monthly Curtailment as-delivered capacity payment, the Facility will receive a payment based upon its ********************************
        historic average energy deliveries to PG&E in excess of firm capacity in the applicable time-of-day period for the Facility in the corresponding month (not including months where Monthly Curtailment was taken at the Facility). The payment calculation will be in accordance with Section D-2 of Appendix D of the PPA. If the Facility has not met the Performance Requirement as of the beginning of its Monthly Curtailment period, the Monthly Curtailment as-delivered capacity payment for the month will be determined in accordance with Section D-2 of Appendix D of the PPA. For purposes of the calculations as-delivered capacity will be calculated as follows:

        As-Delivered Capacity = A+B

        Where:

        A = Kilowatt hour deliveries by time-of-day period in excess of firm capacity in the Monthly Curtailment period prior to successfully passing the 48-Hour Test and commencing Monthly Curtailment.

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        B= ****** historic average kwh deliveries by time-of-day period in excess of firm capacity in the corresponding applicable month (not including Monthly Curtailment months) multiplied by the number of applicable time-of-day periods in the Monthly Curtailment period remaining after successfully passing the 48-Hour Test and commencing Monthly Curtailment.

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                                    SECTION 4

        4.   CAPACITY AND ENERGY SALES TO THIRD PARTY

        4.01 (a) Any time after January 1, 1998, Seller may, at its sole discretion, sell additional power (i.e, energy and capacity exceeding **** mw, and/or ancillary services) from the Facility to any other party, subject to the limitations set forth in this
        Section 4. If Seller decides to sell power in excess of **** mw from the Facility, Seller will first offer that power for sale to PG&E before Seller agrees to sell that additional power to any other party. Seller's offer shall be in writing and shall include, at a minimum, all pertinent information of proposed sale including quantity of additional power, price, duration of sale, time periods of sale, and terms and conditions on which Seller intends to sell such additional power ("Terms"). Within fifteen
        (15) business days of receipt of such written offer, PG&E will notify Seller that either PG&E rejects Seller's offer or PG&E will accept Seller's offer to purchase such additional power upon Seller Terms. Failure by PG&E to respond within fifteen (15) business days of receipt of Seller's offer shall be deemed to be rejection by PG&E of Seller's offer. Upon rejection of Seller's offer by PG&E, Seller shall thereafter be free to sell such additional power to any other party. Should any of the Terms of Seller's offer to sell such additional power to a third party change from the Terms of its offer to PG&E, Seller is required to resubmit its offer to PG&E to sell such additional power under the revised Terms. Each time Seller decides to sell power, Seller must provide PG&E the right of first refusal as per the protocol described above in this Section 4.01.

             (b) Prior to engaging in any power sales to a third party under this Section 4.01, Seller agrees to execute any and all agreements deemed necessary by PG&E, the California Independent System Operator Corporation (ISO) and/or CA PX to engage in such sales. Seller shall hold PG&E harmless from all charges associated with the sale or transmission of power to third parties assessed by the ISO and/or CA PX, including but not limited to the ISO Grid Management charge, ancillary services charges, congestion charges, or imbalance energy. All such charges, if incurred by PG&E, shall be repaid by Seller to PG&E with interest if applicable.




                                       14PAGE

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

             4.02 In accordance with Article 5 of the PPA, PG&E shall accept and pay for up to **** mw in firm capacity deliveries from Seller with payment determined in accordance with Appendix E of the PPA. PG&E shall pay Seller for capacity delivered in excess of firm capacity on an as-delivered capacity in accordance with As-Delivered Capacity Payment Option 2 set forth in Appendix D of the PPA up to a total maximum delivery of **** mw. PG&E will not pay Seller under the terms of the PPA for any energy and capacity deliveries exceeding **** mw for the remaining term of the PPA.

             4.03 Seller agrees that it will take no action under this
        Section 4 which will directly or indirectly interfere with the recovery by PG&E of competition transition charges (CTCs) or stranded distribution costs (as determined by the California Public Utilities Commission or other regulatory, legislative or judicial body of competent jurisdiction), from PG&E's retail customers as of December 20, 1995, and Seller agrees to make PG&E whole for any such loss caused by Seller.

                                    SECTION 5

        5.   RELEASE

             5.01 Each Party does for itself, its officers, directors, agents, employees, attorneys, representatives, subsidiaries, affiliates, predecessors, successors, partners, limited partners, and assigns, hereby release and forever discharge the other Party and its officers, directors, agents, employees, attorneys, representatives, subsidiaries, affiliates, predecessors, successors, partners, limited partners and assigns from any and all claims, demands, causes of action, obligations or liabilities of any nature whatsoever (including attorney's fees and costs of suit), whether known or unknown, which either Party has or ever had against the other Party including those related to the following matters but excluding those set forth in Section 5.02 below:

        ****************************************************************

             5.02 ******************************************************

             5.03 Each Party represents and warrants that it has given any and all notices, and obtained any and all consents, powers and authorities, necessary to permit it and the person executing this Agreement for it, to enter into this Agreement, settle, compromise, and release the claims settled, compromised, and released herein, to do or undertake or forebear from any act called for herein, and to make this Agreement, and all the provisions hereof, fully binding on and enforceable against the other Party to this Agreement.

                                       15PAGE

             5.04 Each Party acknowledges that it may have claims against the other Party of which it is currently unaware and that it agrees that this Agreement is intended to extend to any and all claims arising before the date of this Agreement which it may have against the other Party, whether known or unknown, excluding only claims based on the issues described in Section 5.02 above. As a further inducement and consideration, each party with respect to the subject matter of this Agreement expressly and specifically waives any rights or benefits available to it under California Civil Code Section 1542, which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

             5.05 Each Party acknowledges that it may have sustained damages, losses, costs, or expenses that are currently unknown or unsuspected, and that such damages, losses, costs, or expenses as may have been sustained may give rise to additional damages, losses, costs, or expenses in the future. Each Party acknowledges that the facts may be other than it now understands them, and this Agreement has been negotiated and agreed upon in light of this situation, and each Party hereby expressly waives, with respect to the subject matter of this Agreement, any and all rights which it may have under California Civil Code Section 1542.

             5.06 Each Party acknowledges that the valuable consideration for settlement of their disputes is solely for its own business purposes and for the purpose of obtaining peace and preventing protracted litigation between them. Neither the fact of this Agreement, nor any of the consideration paid under it is or shall be construed to be an admission that any claim compromised or released by this Agreement is valid.

             5.07 This Release is freely and voluntarily made. Neither Party has been influenced to any extent in making this Release by any representation or statements made by any representative, agent, employee, attorney, or servant of PG&E or Seller.

             5.08 Each Party represents and warrants that it has not assigned to any other Party the claims being released, and that it is fully entitled to give this release and discharge to the other Party.

             5.09 PG&E hereby accepts as complete and accurate any and all prior calculations and related payments to Seller for the curtailments of any sort entered into between PG&E and Seller prior to November 5, 1997.

                                       16PAGE

                                    SECTION 6

        6.   MEDIATION

             6.01 In the event of any disputes, excluding disputes arising from the matters described in Section 5.02 above, between PG&E and Seller arising out of or connected with this Agreement which the parties are unable to resolve through direct negotiation, either party may serve upon the other at its principal place of business a request for mediation. Neither party may file an action against the other in any court unless and until the party seeking to file such an action has first requested a mediation hearing and made a good faith effort to complete the mediation process provided in this Agreement.

             6.02 The Party requesting mediation shall recommend a neutral, independent person with experience in dispute mediations to act as mediator. The mediator must be selected by agreement of all Parties. The Parties shall endeavor to hold the mediation not less than ten or more than twenty days from the date the Party requesting mediation gives notice of the request for mediation to the other Party. The mediation shall be held at San Francisco, California. The cost of mediation shall be borne by the Parties equally.

             6.03 The Parties shall maintain the mediation proceedings in confidence and shall not disclose to third persons the statements made therein by the other Party or the mediator. The provisions of California Evidence Code Sections 1152, 1152.5 and 1152.6 shall apply to the mediation proceedings.

             6.04 At least five days before the date of the mediation, each Party shall provide the mediator with a statement of its position and copies of all supporting documents. Each Party shall send to the mediation a person who has authority to bind the Party. If the dispute involves third parties, they shall also be asked to participate in the mediation, but their presence shall not be necessary for the mediation to proceed.

             6.05 If a Party has participated in good faith in a mediation and is dissatisfied with the outcome, that Party may then invoke all legal rights and remedies available to the Party at law or in equity.

                                    SECTION 7

        7.   MISCELLANEOUS

             7.01 This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties respecting the subject matter of this Agreement.

                                       17PAGE

             7.02 This Agreement may be modified or amended only by a written instrument signed by the authorized representatives of both Parties.

             7.03 Captions are included herein for ease of reference only. The captions are not intended to affect the meaning of the contents or scope of this Agreement.

             7.04 No provision of this Agreement shall be interpreted for or against PG&E or Seller because PG&E, Seller, or their respective attorneys drafted the particular provision.


             7.05 This Agreement shall be construed and interpreted in accordance with the laws of the State of California, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

             7.06 No term or provision herein shall be deemed waived and no breach excused unless such waiver or consent is in writing and signed by the Party claimed to have so waived or excused.

             7.07 Seller agrees to use reasonable efforts to support the reasonableness of this Agreement in any proceeding before the California Public Utilities Commission in which the prudence or reasonableness of this Agreement is examined. Each Party shall bear its own costs and expenses in such a proceeding.

             7.08 The Parties hereby terminate the Tolling and Confidentiality Agreement between themselves dated September 25, 1995.

             7.09 Except as expressly amended herein, the PPA shall remain unchanged.

                                    SECTION 8

        8.   CONFIDENTIALITY PROVISION

             Each Party agrees not to disclose the terms and conditions of this Agreement unless required by any governmental agency, regulatory authority, court, or otherwise by law. PG&E may voluntarily disclose the terms and conditions of this Agreement to the California Public Utilities Commission, provided, however, PG&E will request the Commission to hold the terms of this Agreement in confidence.

             Each Party may disclose the terms and conditions of this Agreement to its tax advisors, accountants or other advisors whom such Party may retain for financial or legal advice, but only on the condition that all such advisors shall keep the terms and conditions of this Agreement confidential. Seller may disclose the terms and conditions of this Agreement to its lenders and their advisors in order to obtain their consent to this
                                       18PAGE

        Agreement, but shall require such lenders and advisors to keep the terms and conditions of this Agreement confidential, unless disclosure is required by any governmental agency, regulatory authority, court or otherwise by law to do so or unless disclosure is made in connection with the enforcement by such lenders of the loan documents between Seller and such lenders.

             IN WITNESS WHEREOF, Seller and PG&E have caused this
        Agreement to be executed by their duly authorized representatives as of the date first set forth above.

        PACIFIC GAS AND ELECTRIC COMPANY,       WOODLAND BIOMASS POWER,
        a California corporation                LTD.


        By:   /s/ Junona A. Jones               By: Woodland Biomass
             --------------------
                                                Power Inc.

                                                Its General Partner


                                                By: /s/ Floyd M.Gent
                                                   -----------------
                                                Its: Vice-president,
                                                Asset Management

        Name:  Junona A. Jones                  Name: Floyd M. Gent
               ---------------                        --------------
        Title: Vice President,
              Gas & Electric Supply             Title:
              ---------------------                   -------------------

        Date of Signature:                      Date of Signature:
              December 23, 1997                 November 10, 1997
              -----------------                 -----------------